Exhibit 10.13A

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

UNIVERSITY OF CALIFORNIA, BERKELEY OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE

BETWEEN

BERKELEY LIGHTS, INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

OPTOELECTRONIC TWEEZER TECHNOLOGY

[***]

1.	BACKGROUND	4

2.	DEFINITIONS	4

3.	GRANT	7

4.	SUBLICENSES	8

5.	LICENSE ISSUE FEE	10

6.	ROYALTIES	11

7.	DUE DILIGENCE	13

8.	PROGRESS AND ROYALTY REPORTS	14

9.	BOOKS AND RECORDS	15

10.	LIFE OF THE AGREEMENT	16

11.	TERMINATION BY REGENTS	16

12.	TERMINATION BY LICENSEE	17

13.	DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION	17

14.	PATENT PROSECUTION AND MAINTENANCE	17

15.	MARKING	19

16.	USE OF NAMES AND TRADEMARKS	19

17.	LIMITED WARRANTIES	19

18.	PATENT INFRINGEMENT	20

19.	INDEMNIFICATION	21

20.	COMPLIANCE WITH LAWS	22

21.	GOVERNMENT APPROVAL OR REGISTRATION	23

22.	ASSIGNMENT	23

23.	NOTICES	23

24.	LATE PAYMENTS	24

ii

25.	WAIVER	24

26.	CONFIDENTIALITY	24

27.	FORCE MAJEURE	25

28.	SEVERABILITY	25

29.	APPLICABLE LAW; VENUE; ATTORNEYS’ FEES	26

30.	ELECTRONIC COPY	26

31.	SCOPE OF AGREEMENT	26

iii

UNIVERSITY OF CALIFORNIA, BERKELEY OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE AGREEMENT FOR

OPTOELECTRONIC TWEEZER TECHNOLOGY

UC Case No.: [***]

This exclusive license agreement (“Agreement”) is effective October 25, 2011 (“Effective Date”), by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and BERKELEY LIGHTS, INC., a Delaware corporation having a principal place of business at [***] (“LICENSEE”). The parties agree as follows:

1.	BACKGROUND

1.1	REGENTS has an assignment of the following (collectively, the “INVENTION”):

[***];

and to the patents and patent applications under REGENTS’ PATENT RIGHTS as defined below, which are directed to the INVENTION.

1.2	LICENSEE has provided REGENTS with a commercialization plan for the INVENTION and business strategy in order to evaluate its capabilities as a LICENSEE.

1.3	REGENTS and LICENSEE wish to have the INVENTION perfected and marketed as soon as possible so that products resulting therefrom may be available for public use and benefit.

1.4

LICENSEE wishes to acquire a license under REGENTS’ PATENT RIGHTS for the purpose of undertaking development and to manufacture, use, sell, offer for sale and import LICENSED PRODUCTS as defined below.

2.	DEFINITIONS

2.1	“REGENTS’ PATENT RIGHTS” means REGENTS’ rights in:

[***];

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and continuing applications thereof including divisions, substitutions, extensions and continuation-in-part applications (only to the extent, however, that claims in the continuation-in-part applications are entitled to the priority filing date of the parent patent application), any patents issuing on said application or continuing applications including reissues, reexaminations and extensions of such patents; and any corresponding foreign patents or applications (including extensions and supplemental protection certificates relating thereto), or any other patents and patent applications anywhere in the world that claim priority from any of the foregoing.

Notwithstanding the foregoing, if a patent application described above in this Section 2.1 has been pending for more than [***] years, then such application shall not be considered part of the REGENTS PATENT RIGHTS for purposes of determining the applicability of the definitions of LICENSED PRODUCTS, LICENSED METHOD or SUBLICENSING INCOME; provided, however, that if after [***] years, such pending patent application subsequently issues, LICENSEE will pay any as back royalties (payable in annual installments over [***] years after the issue date[***]) any additional royalties on NET SALES or SUBLICENSING INCOME that would have been owed by LICENSEE if the claims that are ultimately issued under such pending patent application had been valid for the entire period of time in question.

2.2

“AFFILIATE” of LICENSEE means any entity that, directly or indirectly, Controls LICENSEE, is Controlled by LICENSEE, or is under common Control with LICENSEE. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such affiliate, (ii) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect directors, or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.

2.3

“COMMERCIALLY REASONABLE EFFORTS” means, with respect to LICENSEE’s obligations under this Agreement, the carrying out of such obligations with a level of effort and resources consistent with the diligent commercially reasonable practices of a similarly situated company in the medical device industry, taking into account the stage of development of LICENSEE’s products and overall business, LICENSEE’s scientific and financial capabilities and constraints, other relevant scientific, economic, regulatory and competitive considerations, and any other relevant factors as LICENSEE may consider in the exercise of its reasonable business judgment, all based on conditions then prevailing.

2.4

“FIRST QUALIFIED ROUND” means either the closing of a FINANCING EVENT that causes the amount of funding received by LICENSEE from all FINANCING EVENTS since the incorporation of LICENSEE to exceed [***] US dollars ($[***]) in aggregate (where “FINANCING EVENT” is understood to mean any transaction or event by which LICENSEE raises funds, [***]).

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2.5	“FOUNDERS STOCK” means shares of LICENSEE’s common stock.

2.6

“FULLY-DILUTED BASIS” shall mean that the total number of issued and outstanding shares of the LICENSEE’s stock shall be calculated to include the shares of common stock issuable by the LICENSEE upon exercise and/or conversion of all of the following securities (collectively, “Common Stock Equivalents”): all outstanding (a) securities convertible into or exchangeable for common stock, whether or not then convertible or exchangeable (collectively, “Convertible Securities”), (b) subscriptions, rights, options and warrants to purchase shares of common stock from the LICENSEE, whether or not then exercisable (collectively, “Options”), and (c) securities convertible into or exchangeable or exercisable for Options or Convertible Securities and any such underlying Options and/or Convertible Securities.

2.7	“LICENSED FIELD OF USE” means all applications and uses, without limitation.

2.8

“LICENSED METHOD” means any process or method the use or practice of which, where and when occurring, would but for the license pursuant to this Agreement, infringe[***] any issued or pending claim under REGENTS’ PATENT RIGHTS in that country in which the LICENSED METHOD is used or practiced.

2.9

“LICENSED PRODUCTS” means all kits, compositions of matter, articles of manufacture, materials, and products, the manufacture, use, SALE, offer for SALE, or import of which, where and when occurring: a) would require the performance of the LICENSED METHOD; or b) but for the license granted pursuant to this Agreement, would infringe[***] a valid claim of any issued, unexpired patent under REGENTS’ PATENT RIGHTS or a claim being prosecuted in a pending patent application under REGENTS’ PATENT RIGHTS. A claim in an issued patent under REGENTS’ PATENT RIGHTS will be presumed valid unless and until it has been held to be invalid by a final judgment of a court or patent authority of competent jurisdiction from which no appeal can be or is taken or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2.10	“LICENSED SERVICE” means a service provided using LICENSED PRODUCTS or LICENSED METHOD.

2.11	“LICENSED TERRITORY” means the entire world where the REGENTS has rights.

2.12

“NET SALES” means [***] by LICENSEE for SALES of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS, less the sum of the following deductions where applicable: early payment, trade or quantity discounts; sales, use, tariff, import/export duties or other excise taxes when included in gross sales (including value added taxes (“vat”) to the extent that such vat is incurred and not reimbursed, refunded, or credited under a tax authority), but

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not taxes based on net income derived from such sales; transportation, packing and insurance charges; and allowances or credits made for rejections, returns or uncollectable accounts. For purposes of calculating NET SALES, a SALE to a sublicensee for end use by the sublicensee will be treated as a SALE. Furthermore, for purposes of calculating NET SALES associated with provision of LICENSED SERVICES, the amount received by LICENSEE for such LICENSED SERVICES shall be the portion of the gross amount received by LICENSEE for such LICENSED SERVICES that is [***] to the contributions of the LICENSED PRODUCTS and/or LICENSED METHODS.

2.13

“SALE” means, for LICENSED PRODUCTS and LICENSED SERVICES, the act of selling, leasing or otherwise transferring, providing, or furnishing such product or service, and for LICENSED METHOD the act of performing such method, for any use or for any consideration. Correspondingly, “SELL” means to make or cause to be made a SALE, and “SOLD” means to have made or caused to be made a SALE.

2.14	“SUBLICENSING INCOME” means [***] in respect of royalties received by LICENSEE, to the extent attributable to the grant of sublicenses of REGENTS’ PATENT RIGHTS.

3.	GRANT

3.1

Subject to the limitations set forth in this Agreement, including the license granted to the U.S. Government and the rights reserved in Paragraph 3.3, REGENTS hereby grants and LICENSEE hereby accepts an exclusive license under REGENTS’ PATENT RIGHTS to make, use, offer for SALE, import, and SELL LICENSED PRODUCTS and LICENSED SERVICES, and to practice LICENSED METHOD, in the LICENSED FIELD OF USE in the LICENSED TERRITORY.

3.2	The licenses under Paragraph 3.1 will be exclusive for a term commencing on the Effective Date and ending on the date of the last-to-expire patent under REGENTS’ PATENT RIGHTS.

3.3

Nothing in this Agreement will be deemed to limit the right of REGENTS to publish any and all technical data resulting from any research performed by REGENTS relating to the INVENTION, and to make and use the INVENTION, LICENSED PRODUCTS, and LICENSED SERVICES and practice LICENSED METHOD and associated technology for educational and research purposes and to allow other educational and non-profit institutions to do so for educational and research purposes.

3.4

If LICENSEE files a claim that includes in any way the assertion that one or more claims under the REGENTS’ PATENT RIGHTS are invalid or unenforceable, and fails to withdraw such claim within [***] ([***]) days after receipt of a written request from REGENTS to do so, then REGENTS may elect by written notice to LICENSEE to remove such claim(s) from the scope of the REGENTS’ PATENT RIGHTS licensed hereunder.

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3.5	LICENSEE will have a continuing responsibility to keep REGENTS informed of [***].

3.6	The components of the INVENTION listed below were funded in part by the U.S. Government:

•	[***]

In accordance with PL 96-517 as amended by PL 98-620, to the extent required by law or regulation, any products covered by patent applications or patents claiming such components of the INVENTION and sold in the United States must be substantially manufactured in the United States, provided that if such requirement is determined to be applicable and LICENSEE so requests, then REGENTS will cooperate in good faith with LICENSEE in seeking a waiver of such requirement from the applicable Federal agency(ies).

4.	SUBLICENSES

4.1

REGENTS also grants to LICENSEE the right to sublicense to AFFILIATES and third parties the right to make, use, offer for SALE, import, and SELL LICENSED PRODUCTS and LICENSED SERVICES, and to practice LICENSED METHOD in the LICENSED FIELD OF USE in the LICENSED TERRITORY, provided that LICENSEE has exclusive rights under this Agreement at the time of sublicensing. Every such sublicense will include:

(a)	a statement setting forth [***];

(b)	an agreement by the sublicensee to perform obligations due to REGENTS that are [***] to those set forth in [***]; and

(c)	the same provision for indemnification of REGENTS as has been provided for in this Agreement.

If REGENTS notifies LICENSEE in writing that a sublicensee is in violation of the obligations described in clause (b) or (c) of this Paragraph 4.1, then LICENSEE shall use [***] to cause such sublicensee to cure such violation, and LICENSEE agrees that if such violation has not been cured within [***] ([***]) days after notice from REGENTS to LICENSEE, then LICENSEE will [***] to [***].

4.2

LICENSEE will pay to REGENTS a percentage of any SUBLICENSING INCOME due to LICENSEE for the grant of rights under each sublicense, calculated based on the date such SUBLICENSING INCOME is received in accordance with the following schedule:

Date	Applicable Percentage
[***]	[***	]%
[***]	[***	]%

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4.3	LICENSEE will notify REGENTS of each sublicense granted hereunder and furnish to REGENTS a copy of each such sublicense agreement.

4.4	AFFILIATES will have no licenses under REGENTS’ PATENT RIGHTS except as granted by sublicense pursuant to this Agreement.

4.5

Upon termination of this Agreement for any reason, all sublicenses that are granted by LICENSEE pursuant to this Agreement where the sublicensee is in compliance with its sublicense agreement as of the date of such termination will remain in effect and will be assigned to REGENTS, except that REGENTS will not be bound to perform any duties or obligations set forth in any sublicenses that extend beyond the duties and obligations of REGENTS set forth in this Agreement.

4.6

If any time later than [***] ([***]) years after the Effective Date, REGENTS ([***] the licensing professional responsible for administration of this case) determines that the INVENTION is useful for a new application that [***] (“New Application”), then REGENTS, as represented by the Office of Technology Licensing, may give written notice to LICENSEE that includes [***], as well as [***].

LICENSEE shall have [***] ([***]) days to give REGENTS written notice stating whether LICENSEE elects to start developing LICENSED PRODUCTS for the New Application within [***] ([***]) years from receipt of notice. If LICENSEE elects to start developing LICENSED PRODUCTS for the New Application within the next [***] ([***]) years, LICENSEE shall submit progress reports to REGENTS pursuant to Article 8.

If LICENSEE elects not to start development of the proposed LICENSED PRODUCTS for use in the New Application, or within [***] ([***]) years from receipt of the above-mentioned notice has failed to start such development, then REGENTS may seek (a) third party(ies) to develop and commercialize the proposed LICENSED PRODUCTS for the New Application. If REGENTS is successful in finding a third party, it shall refer such third party to LICENSEE. If the third party requests a sublicense under this Agreement, then LICENSEE shall report the request to REGENTS within [***] ([***]) days from the date of such written request. If the request results in a sublicense, then LICENSEE shall report it to REGENTS pursuant to Paragraph 4.3.

If LICENSEE refuses to grant a sublicense to the third party, then within [***] ([***]) days after such refusal LICENSEE shall submit to REGENTS a report specifying [***]. If REGENTS determines that LICENSEE’s [***], no further negotiations are required, and LICENSEE shall have no further obligation to grant a sublicense to such third party with respect to such New Application. If, however,

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REGENTS determines otherwise, [***]. If [***], LICENSEE shall have no obligation to pursue further negotiations and sublicensing of such third party with respect to such New Application. If [***], then REGENTS may request arbitration pursuant to Paragraph 7.5 for the purpose of [***], and, if such arbitration results in a [***], then [***]. If [***], then [***].

5.	LICENSE ISSUE FEE;

5.1	LICENSEE will pay to REGENTS a non-creditable, non-refundable license issue fee as follows:

(a)	[***] Dollars ($[***]) due at [***] of Effective Date of license; and

(b)

If approval to accept equity in LICENSEE is granted by the REGENTS prior to the closing of a FIRST QUALIFIED ROUND, then within [***] ([***]) days following the close of the FIRST QUALIFIED ROUND, LICENSEE shall issue to REGENTS’s nominee (under the terms of a stock purchase agreement to be executed by the parties that shall contain customary securities law representations and restrictions on transfer, rights of first refusal in favor of LICENSEE on transfers, a [***] in respect of registered offerings of securities by LICENSEE, and other terms that are customary or are mutually agreed), shares of the same class of equity as FOUNDERS STOCK of the LICENSEE such that the stock of the LICENSEE held by REGENTS shall equal:

(i)    [***] percent ([***]%) of the issued and outstanding common stock of the LICENSEE on a FULLY-DILUTED BASIS as of immediately prior to close of the FIRST QUALIFIED ROUND, plus

(ii)    without duplication of any shares included in the calculation under clause “(i)”, [***] percent ([***]%) of the number of shares issued in the FIRST QUALIFIED ROUND in respect of the portion of the amount raised in such FIRST QUALIFIED ROUND necessary to bring the total amount raised from all FINANCING EVENTS to $[***].

REGENTS acknowledges and agreed that if the total amount raised in the FIRST QUALIFIED ROUND and all previous FINANCING EVENTS exceeds $[***], then REGENTS’ equity ownership after the closing of the FIRST QUALIFIED ROUND shall be less than [***] percent ([***]%).

For example, if LICENSEE has raised $[***] in FINANCING EVENTS, and subsequently completes a FIRST QUALIFIED ROUND in which LICENSEE [***], then REGENTS (or its ASSIGNEE) would be entitled under this Paragraph 5.1(b) to receive shares of FOUNDERS STOCK representing (i) [***] of the shares [***] outstanding immediately prior to the FIRST QUALIFIED ROUND, plus (ii) an additional [***] shares, representing [***] of the number of shares issued in respect of the first $[***] of investment in the FIRST QUALIFIED ROUND.

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The REGENTS may transfer or direct LICENSEE to transfer an inventor share portion under REGENTS’ patent policy of the shares otherwise due to the REGENTS to the REGENTS’ inventors of Regents’ Patent Rights notwithstanding the provisions of other contracts associated with the transfer of the shares.

5.2

In connection with the closing of the FIRST QUALIFIED ROUND, LICENSEE shall offer REGENTS and/or its ASSIGNEE (as defined below) the opportunity to receive the benefit of any contractual rights granted by LICENSEE to the holders of the type and class of equity security issued in the FIRST QUALIFIED ROUND, including, by way of example any registration rights, reporting obligations and rights to participate in future rounds of financing (subject, however, in each case, to any threshold limitations applied on an equal basis to all holders of such equity securities), provided that REGENTS and/or its ASSIGNEE (as defined below) also agrees to be subject to any contractual restrictions imposed by LICENSEE on holders of the same type and class of equity security issued in the FIRST QUALIFIED ROUND, including, by way of rights of first refusal in favor of Licensee on transfers of equity securities and a “market stand off agreement” in connection with public offerings of Licensee’s securities. The term “ASSIGNEE” means (a) any entity that is controlled by REGENTS, or (b) any other entity to which REGENTS’ preemptive rights have been assigned either by the REGENTS or another entity, provided that LICENSEE has given its prior written consent (not to be unreasonably withheld) for such assignment.

5.3	LICENSEE will notify REGENTS and its ASSIGNEE of the matters described in Paragraph 5.2 in writing. LICENSEE will send the notice marked “URGENT” to (1) [***], and (2) [***].

5.4

lf approval to accept equity in LICENSEE is not granted prior to the closing of the FIRST QUALIFIED ROUND, or licensee fails to reach a FIRST QUALIFIED ROUND by [***], then an additional [***] ($[***]) shall be due on [***]. In the event that LICENSEE pays the [***] ($[***]) and then raises money post the [***] ($[***]) event, REGENTS can request to “purchase” equity of the LICENSEE at the normal purchase price, but the LICENSEE has no obligations to provide any equity to REGENTS if the aforementioned [***] ($[***]) has been paid.

6.	ROYALTIES

6.1	LICENSEE will pay to REGENTS earned royalties at the percentage rate of NET SALES of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS determined in accordance with the following schedule:

Cumulative NET SALES during current calendar year	Royalty percentage applicable to such NET SALES
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%

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For example, if cumulative NET SALES during a calendar year are $[***], then a royalty rate of [***]% would apply to the first $[***] of NET SALES and a royalty rate of [***]% would apply to the remaining $[***] of NET SALES.

6.2

In the event of stacking royalties where LICENSEE determines that it is necessary to pay additional royalties for [***] to other parties or REGENTS in order to produce a LICENSED PRODUCT that includes REGENTS’ PATENT RIGHTS, and the sum of royalties to be paid by LICENSEE to all parties would exceed [***] percent ([***]%), then Regents will agree to reduce the royalties due on REGENTS’ PATENT RIGHTS by an amount calculated such that [***] would be [***] percent ([***]%), it being understood, however, that REGENTS’ obligation to reduce its royalty rate pursuant to this Paragraph 6.2 is independent, and is not conditioned on whether or not other parties agree to reduce their royalty rates. However, in no case shall royalties due on Regents’ Patent Rights be less than [***] percent ([***]%) of those stated in Article 6.1.

For example: If LICENSEE proactively licenses patent rights from two other entities E1 and E2 for use in [***], at the respective royalty rates of [***]%, the total royalties before a proportionate reduction is equal to [***]. Regents will then agree to reduce its royalty rate in a ratio of [***], i.e. to [***]%, such that the total royalty rate that would result if the other licensing entities E1 and E2 were also to agree to reduce their royalty in the same ratio would be [***]%.

[***]

6.3	Royalties and SUBLICENSING INCOME accruing to REGENTS will be paid to REGENTS quarterly within [***] ([***]) days after the end of each calendar quarter.

6.4

Beginning in the calendar year after the first occurrence of SALES, and in each succeeding calendar year thereafter, LICENSEE will pay to REGENTS a minimum annual royalty of $[***] at the end of the first full calendar year after 1st commercial launch of LICENSED PRODUCT and $10,000 at the end of the second full calendar year after 1st commercial launch of LICENSED PRODUCT and every year thereafter during the term of the license. This minimum annual royalty will be paid to REGENTS by [***] of each year and will be credited against the earned royalty due and owing for the calendar year in which the minimum payment is made.

6.5

All payments due REGENTS will be payable in United States dollars. When LICENSED PRODUCTS, LICENSED SERVICES, or LICENSED METHOD are SOLD for monies other than United States dollars, earned royalties will first be determined in the foreign currency of the country in which the SALE was made and then converted into equivalent United States dollars. The exchange rate will be that rate quoted in the [***] on the last business day of the reporting period.

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6.6

Payments due for SALES occurring in any country outside the United States will not be reduced by any taxes, fees, or other charges imposed by the government of such country on the remittance of royalty income. [***] will also be responsible for all bank transfer charges.

6.7	LICENSEE will make all payments under this Agreement by check payable to [***] and forward it to REGENTS at the address shown in Article 23 (Notices).

6.8

If any patent or patent application, or any claim thereof, included within REGENTS’ PATENT RIGHTS expires or is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has been or can be taken, all obligation to pay royalties based on such patent, patent application or claim, or any claims patentably indistinct therefrom will cease as of the date of such expiration or final decision. LICENSEE will not, however, be relieved from paying any royalties that accrued before such expiration or decision or that are based on another valid patent or claim not expired or involved in such decision.

6.10

No earned royalties will be collected or paid hereunder on SALES to, or for use by, the United States Government. LICENSEE will reduce the amount charged for such SALES by an amount equal to the earned royalty otherwise due REGENTS as provided herein.

7.	DUE DILIGENCE

7.1

LICENSEE, upon execution of this Agreement, will use COMMERCIALLY REASONABLE EFFORTS to proceed with the development, manufacture, and SALE of LICENSED PRODUCTS, and if approved for commercial sale to market them [***].

7.2	In addition to its obligations under Paragraph 7.1, LICENSEE specifically commits to achieving the following objectives in its due diligence activities under this Agreement:

•	[***] – LICENSEE shall have completed FINANCING EVENTS in which LICENSEE has raised a cumulative total amount of at least $[***]

•	[***] – LICENSEE shall have [***], and shall have [***] to REGENTS a [***]

•	[***] – LICENSEE shall have completed FINANCING EVENTS in which LICENSEE has raised a cumulative total amount of at least $[***]

•	[***] – LICENSEE shall have [***] a [***]

•	[***] – [***] of LICENSED PRODUCT

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•	[***] – LICENSEE shall have either (i) [***] or (ii) [***]

LICENSEE will have the right and option to extend the target date of any such due diligence obligation for a period of [***] ([***]) months upon the payment of [***] dollars ($[***]) within [***] ([***]) days of the date to be extended for each such extension option exercised by LICENSEE. LICENSEE may further extend the target date of any diligence obligation for an additional [***] ([***]) months upon payment of an additional [***] dollars ($[***]), and for an additional [***] ([***]) months after that upon payment of an additional [***] ($[***]) dollars. Additional extensions may be granted only by [***] of the parties to this Agreement. These payments are in addition to the minimum royalty payments specified in Paragraph 6.4.

7.3

Should LICENSEE opt not to extend the target date for a due diligence obligation specified in Paragraph 7.2 or fails to meet such obligation by the extended target date, then REGENTS will have the right and option either to [***] or [***]; provided that in order to exercise such right to [***] [***], REGENTS must provide written notice of [***] to LICENSEE within [***] after the applicable target date (as may have been extended). This [***] right, if exercised by REGENTS, supersedes the rights granted in Article 3.

7.4	The right to [***] or [***] will be REGENTS’ sole remedy for breach of Paragraph 7.1 or 7.2.

7.5

At the request of either party, any controversy or claim arising out of or relating to the diligence provisions of Paragraphs 7.1 and 7.2 will be settled by arbitration conducted in [***] in accordance with the then current Licensing Agreement Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) will be binding on the parties and may be entered by either party in the court or forum having jurisdiction. In determination of due diligence, the arbitrator may determine solely the issues of fact or law with respect to [***] but will not have the authority to [***].

7.6

To exercise either the right to [***] or [***] for lack of diligence under Paragraph 7.1 or 7.2, REGENTS will give LICENSEE written notice [***] of the alleged deficiency, together [***] with a [***] that REGENTS believes that LICENSEE would need to take during the ensuing [***] month period in order to cure such deficiency [***]. LICENSEE thereafter shall have [***] ([***]) days to either (i) [***], (ii) [***] or (iii) [***]. If REGENTS has not received a written request for [***] by the end of the [***] ([***]) day period, then REGENTS may, at its option, either [***] or [***] by giving written notice to LICENSEE. These notices will be subject to Article 23 (Notices).

8.	PROGRESS AND ROYALTY REPORTS

8.1	Beginning June 30, 2012, LICENSEE will submit to REGENTS a semi-annual progress report covering LICENSEE’s activities related to the development and

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testing of all LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHOD and the obtaining of necessary governmental approvals, if any, for marketing in the United States. These progress reports will be made for all development activities until the first SALE occurs in the United States.

8.2	Each progress report will include the following: [***].

8.3	LICENSEE also will report to REGENTS in its immediately subsequent progress and royalty reports, the date of first SALE.

8.4

After the first SALE anywhere in the world, LICENSEE will make quarterly royalty reports to REGENTS within [***] ([***]) days after the quarters ending March 31, June 30, September 30, and December 31, of each year. Each such royalty report will include at least the following:

(a)	The number of LICENSED PRODUCTS [***];

(b)	[***] from SALE of [***];

(c)	NET SALES, calculated pursuant to Paragraph 2.12;

(d)	Total royalties due REGENTS; and

(e)	[***] of any new sublicensees along with [***] of each new sublicense agreement entered into during the reporting quarter.

8.5	If no SALES have occurred during the report period, [***] is required in the royalty report for that period.

9.	BOOKS AND RECORDS

9.1

LICENSEE will keep full, true, and accurate books and records containing all particulars that may be necessary for the purpose of showing the amount of royalties payable to REGENTS and LICENSEE’s compliance with other obligations under this Agreement. Said books and records will be kept at LICENSEE’s principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and records and the supporting data will be open at [***] reasonable times during normal business hours upon reasonable notice, for [***] ([***]) years following the end of the calendar year to which they pertain, to the inspection and audit by [***] of REGENTS for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement. Such [***] will be bound to hold all information in confidence except as necessary to communicate LICENSEE’s non-compliance with this Agreement to REGENTS.

9.2

The fees and expenses of REGENTS’ representatives performing such an examination will be borne by REGENTS. However, if an error in underpaid royalties to REGENTS of more than [***] percent ([***]%) of the total royalties due for any year is discovered, then the fees and expenses of these representatives will be borne by LICENSEE.

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10.	LIFE OF THE AGREEMENT

10.1

Unless otherwise terminated by the operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement will be in force from the Effective Date and will remain in effect for the life of the last-to-expire patent or last-to-be-abandoned patent application licensed under this Agreement, whichever is later.

10.2	Any termination of this Agreement shall not affect the rights and obligations set forth in the following articles:

Article 2	Definitions

Article 4	Sublicenses

Article 9	Books and Records

Article 10	Life of the Agreement

Article 13	Disposition of Licensed Products Upon Termination

Article 16	Use of Names and Trademarks

Article 17	Limited Warranties

Article 19	Indemnification

Article 23	Notices

Article 24	Late Payments

Article 26	Confidentiality

Article 29	Applicable Law; Venue; Attorney’s Fees

10.3

Any termination of this Agreement will not relieve LICENSEE of its obligation to pay any monies due or owing at the time of such termination and will not relieve any obligations, of either party to the other party, established prior to termination.

11.	TERMINATION BY REGENTS

11.1

If LICENSEE should violate or fail to perform any term of this Agreement (other than Paragraph 7.1 or 7.2), then REGENTS may give written notice of such default (“Notice of Default”) to LICENSEE. If LICENSEE should fail to cure such default within ninety (90) days of the effective date of such notice, REGENTS will have the right to terminate this Agreement and the licenses herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE in accordance with the preceding sentence, this Agreement will automatically terminate on the effective date of such notice. Such termination will not relieve LICENSEE of its obligation to pay any royalty or license fees owing at the time of such termination and will not impair any accrued rights of REGENTS. These notices will be subject to Article 23 (Notices).

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11.2	This Agreement may be terminated for LICENSEE’s failure to perform obligations under Paragraph 7.1 or 7.2 only pursuant to and as provided in Article 7.

12.	TERMINATION BY LICENSEE

12.1

LICENSEE will have the right at any time to terminate this Agreement in whole or as to any portion of REGENTS’ PATENT RIGHTS by giving notice in writing to REGENTS. Such notice of termination will be subject to Article 23 (Notices) and termination of this Agreement will be effective ninety (90) days after the effective date of such notice.

12.2

Any termination pursuant to Paragraph 12.1 will not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination or rescind anything done by LICENSEE or any payments made to REGENTS hereunder prior to the time such termination becomes effective, and such termination will not affect in any manner any rights of REGENTS arising under this Agreement prior to such termination.

13.	DISPOSITION OF LICENSED PRODUCTS UPON TERMINATION

13.1

Upon termination of this Agreement, for a period of [***] ([***]) days after the date of termination LICENSEE may complete and SELL any partially made LICENSED PRODUCTS and continue to render any previously commenced LICENSED SERVICES, and continue the practice of LICENSED METHOD only to the extent necessary to do so; provided, however, that all such SALES will be subject to the terms of this Agreement including, but not limited to, the payment of royalties at the rate and at the time provided herein and the rendering of reports thereon.

14.	PATENT PROSECUTION AND MAINTENANCE

14.1

[***] will diligently prosecute and maintain the United States and foreign patent applications and patents under REGENTS’ PATENT RIGHTS, subject to [***] out of pocket costs under Article 14.3 below, and all patent applications and patents under REGENTS’ PATENT RIGHTS will be held in the name of [***]. The patent counsel employed by [***] for prosecution and maintenance will be selected by mutual agreement of REGENTS and LICENSEE, provided that if at any point in the patent prosecution process subsequent to initial filing of a U.S. patent application either REGENTS or LICENSEE is no longer satisfied with the patent counsel selected, then the parties will discuss in good faith and mutually agree to a replacement patent counsel. [***] shall promptly provide [***] with copies of all relevant documentation including billing so that [***] may be currently informed and apprised of the continuing prosecution, and shall provide [***] with adequate opportunity to review and comment on such documentation and to consult with patent counsel on decisions and strategies relating to patent prosecution and interactions with the patent office. [***] shall take [***] comments and suggestions into account when finalizing documents and providing responses to patent offices,

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and shall provide [***] with notice of and an opportunity to discuss any [***] comments or suggestions that [***] has rejected or declined to take into account. [***] agrees to keep documentation provided under this paragraph confidential in accordance with Article 26. Notwithstanding the foregoing, if [***] has not commented upon documentation provided by [***] in [***] for [***] to [***] consider [***] comments prior to the deadline for filing a response with the relevant government patent office, [***] will [***].

14.2

[***] will use reasonable efforts to prepare or amend any patent application to include claims [***] requested by [***] to protect the LICENSED PRODUCTS contemplated to be SOLD or to be practiced under this Agreement. For each INVENTION, [***] will make the requested inventor(s) available to [***] and patent counsel as a liaison and resource, and [***] will use reasonable efforts to ensure that such inventor(s) cooperate with, and respond promptly to all reasonable requests of, [***] and patent counsel relating to the prosecution of REGENTS’ PATENT RIGHTS.

14.3

Subject to Paragraphs 14.4 and 14.5, all past, present, and future costs for preparing, filing, prosecuting, and maintaining all United States and foreign patent applications, and patents under REGENTS’ PATENT RIGHTS will be borne by [***], [***]. Payments are due within [***] ([***]) days after receipt of invoice from [***]. If, however, REGENTS [***] the costs of preparing, filing, prosecuting and maintaining such patent applications and patents will be [***].

14.4

[***] obligation to underwrite and to pay all domestic and foreign patent filing, prosecution, and maintenance costs will continue for so long as this Agreement remains in effect, provided, however, that [***] may terminate its obligations with respect to any given patent application or patent in any or all designated countries upon [***] ([***]) months’ written notice to [***]. [***] will use its [***] to curtail patent costs when such a notice is received from [***]. [***] may continue prosecution and/or maintenance of such applications or patents at its sole discretion and expense; provided, however, that LICENSEE will have no further right or licenses thereunder.

14.5

All present, and future costs incurred after the Effective Date to for preparing, filing, prosecuting, and maintaining all United States and foreign patent applications, and patents under REGENTS’ PATENT RIGHTS will be borne by [***]. All unreimbursed past costs incurred prior to the Effective Date for preparing, filing, prosecuting, and maintaining all United States and foreign patent applications, and patents under REGENTS’ PATENT RIGHTS will become due and be payable by [***] in accordance with the following schedule:

Date of Payment	Amount of Payment
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

[***].

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15.	MARKING

15.1

Prior to the issuance of patents under REGENTS’ PATENT RIGHTS, LICENSEE agrees to mark LICENSED PRODUCT(S) (or their containers or labels) made, sold, licensed or otherwise disposed of by it in the United States under the license granted in this Agreement with the words “Patent Pending,” and following the issuance in the United States of one or more patents under REGENTS’ PATENT RIGHTS, with the numbers of the REGENTS’ PATENT RIGHTS. All LICENSED PRODUCTS shipped to, manufactured, or sold in other countries will be marked in such manner as to conform with the patent laws and practice of such countries.

16.	USE OF NAMES AND TRADEMARKS

16.1

Nothing contained in this Agreement will be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trademark, trade name, or other designation of either party hereto by the other (including any contraction, abbreviation, or simulation of any of the foregoing). Unless required by law or consented to in writing by REGENTS, the use by LICENSEE of the name “The Regents of the University of California” or the name of any University of California campus in advertising, publicity or other promotional activities is expressly prohibited.

17.	LIMITED WARRANTIES

17.1

REGENTS represents and warrants to LICENSEE that, [***] the UC Berkeley Office of Technology Licensing, and [***] the UCLA Office of Intellectual Property and the UCSF Office of Technology Management, as of the Effective Date: (i) it has the lawful right to grant this license; and (ii) it is unaware of any other person or entity that has been assigned, or granted any license or other right that is currently effective with respect to, any of REGENTS’ PATENT RIGHTS.

17.2

This license and the associated INVENTION are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESSED OR IMPLIED. REGENTS MAKES NO REPRESENTATION OR WARRANTY THAT THE INVENTION, REGENTS’ PATENT RIGHTS, LICENSED PRODUCTS, LICENSED SERVICES OR LICENSED METHOD WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

17.3

IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF REVENUE OR PROFIT) RELATING TO THIS AGREEMENT OR RESULTING FROM EXERCISE OF THIS LICENSE

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OR THE USE OF THE INVENTION, REGENTS’ PATENT RIGHTS, LICENSED METHOD, LICENSED SERVICES OR LICENSED PRODUCTS, WHETHER SUCH LIABILITY ARISES UNDER CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS PARAGRAPH 17.3 SHALL NOT LIMIT LICENSEE’S OBLIGATIONS UNDER ARTICLE 19 (INDEMNIFICATION).

17.4	Nothing in this Agreement is or will be construed as:

(a)	A warranty or representation by REGENTS as to the validity, enforceability or scope of any REGENTS’ PATENT RIGHTS; or

(b)	A warranty or representation that anything made, used, or SOLD under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

(c)	An obligation to bring or prosecute actions or suits against third parties for patent infringement, except as provided in Article 18; or

(d)

Conferring by implication, estoppel, or otherwise any license or rights under any patents of REGENTS other than REGENTS’ PATENT RIGHTS as defined herein, regardless of whether such patents are dominant or subordinate to REGENTS’ PATENT RIGHTS; or

(e)	An obligation to furnish any know-how not provided in the patents and patent applications under REGENTS’ PATENT RIGHTS.

18.	PATENT INFRINGEMENT

18.1

In the event that LICENSEE learns of the substantial infringement of any REGENTS’ PATENT RIGHTS under this Agreement, LICENSEE will promptly provide REGENTS with notice and [***] evidence of such infringement (“Infringement Notice”). During the period and in a jurisdiction where LICENSEE has exclusive rights under this Agreement, [***]. Both parties will use diligent efforts, in cooperation with each other, to terminate such infringement without litigation.

18.2

If the infringing activity of potential commercial significance has not been abated within [***] ([***]) days following the effective date of the Infringement Notice, LICENSEE may institute suit for patent infringement against the infringer. REGENTS may voluntarily join such suit at its own expense, but may not thereafter commence suit against the infringer for the acts of infringement that are the subject of LICENSEE’s suit or any judgment rendered in that suit. LICENSEE may request that REGENTS join in a suit initiated by LICENSEE, but any agreement by REGENTS to join such suit must be in writing and shall be subject approval of the UC Board of Regents. If requested by LICENSEE, REGENTS will make best efforts to obtain prompt approval from the UC Board of Regents. Nothing in this Article 18 shall be deemed to limit the ability of a court to involuntarily join REGENTS as a necessary or required party to a proceeding initiated by LICENSEE or to limit LICENSEE’s ability to request or submit motions in respect of any such

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involuntary joinder. If, in a suit initiated by LICENSEE, [***], [***] costs incurred by REGENTS arising out of such suit, including but not limited to, any legal fees of counsel that REGENTS selects and retains to represent it in the suit.

If, within [***] ([***]) days following the effective date of the Infringement Notice, the infringing activity of potential commercial significance has not been abated and if LICENSEE has not brought suit against the infringer, REGENTS may institute suit for patent infringement against the infringer. If REGENTS institutes such suit, [***].

18.3

Such legal action as is decided upon will be at the expense of [***] and [***] recoveries recovered thereby will belong to [***], provided that legal action brought [***], will be at the [***] and all recoveries will be allocated in the following order: a) to each party reimbursement in equal amounts of the attorney’s costs, fees, and other related expenses to the extent each party paid for such costs, fees, and expenses until all such costs, fees, and expenses are consumed for each party; and b) any remaining amount shared jointly by them in proportion to the share of expenses paid by each party (for clarity, excluding any expenses that have been paid or reimbursed by the other party), but in no event will REGENTS’ share be less than [***] percent ([***]%) of such remaining amount if REGENTS is a party.

18.4

Each party will cooperate with the other in litigation instituted hereunder but at the expense of the party on account of whom suit is brought. Such litigation will be controlled by the party bringing the action, except that REGENTS may be represented by counsel of its choice in any suit brought by LICENSE.

18.5	Any agreement made by LICENSEE for the purposes of settling litigation or other dispute shall comply with the requirements of Article 4 (Sublicenses) of this Agreement.

19.	INDEMNIFICATION

19.1

LICENSEE will, and will require its sublicensees to, indemnify, hold harmless, and defend REGENTS and its officers, employees, and agents; sponsor(s) of the research that led to the INVENTION; and the inventors of any patents and patent applications under REGENTS’ PATENT RIGHTS and their employers against any and all claims, suits, losses, damages, costs, fees, and expenses resulting from or arising out of any claim by a third party against such indemnified parties that relates to the exercise of this license or any sublicense. This indemnification will include, but not be limited to, any product liability claims.

19.2

Following the date of first commercial sale of a LICENSED PRODUCT (the “FIRST SALE DATE”), LICENSEE, at its sole cost and expense, will insure its activities in connection with any work performed hereunder and will obtain, keep in force, and maintain the following insurance:

(a)	[***] Insurance ([***]) with limits as follows:

[***]

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If the above insurance is written on a claims-made form, it shall continue for [***] ([***]) years following termination or expiration of this Agreement. [***]; and

(b)	[***] as legally required in the jurisdiction in which LICENSEE is doing business.

19.3

The coverage and limits referred to in Subparagraphs 19.2a and 19.2b above will not in any way limit the liability of LICENSEE under this Article. On or prior to the FIRST SALE DATE, LICENSEE will furnish REGENTS with certificates of insurance evidencing compliance with all requirements. Such certificates will:

(a)

provide for [***] ([***]) days’ ([***] ([***]) days for non-payment of premium) advance written notice to REGENTS of any cancellation of insurance coverages; LICENSEE will promptly notify REGENTS of any material modification of the insurance coverages;

(b)	[***]; and

(c)	include a provision that the coverage will be primary and [***].

19.4

LICENSEE’s obligations to indemnify REGENTS pursuant to this Article 19 are contingent on REGENTS (i) promptly notifying LICENSEE in writing of any claim or suit brought against REGENTS for which REGENTS intends to invoke the provisions of this Article 19, (ii) tendering to LICENSEE full control over the conduct and disposition of such claim or suit, and (iii) providing reasonable cooperation to LICENSEE in the defense of the claim or suit. Notwithstanding the previous sentence, Licensee will not settle any claim or suit against The Regents without the Regents’ written consent where such settlement a) includes any admission of liability or wrongdoing on the part of the Regents, b) imposes [***], or c) does not include an unconditional release of the Regents from all liability for claims that are the subject matter of the settled claim or suit. LICENSEE will keep REGENTS informed of its defense of any claims pursuant to this Article 19.

20.	COMPLIANCE WITH LAWS

20.1

LICENSEE will comply with all applicable international, national, state, regional, and local laws and regulations in performing its obligations hereunder and in its use, manufacture, SALE or import of the LICENSED PRODUCTS, LICENSED SERVICES, or practice of the LICENSED METHOD. LICENSEE understands that REGENTS is subject to United States laws and regulations (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), controlling the export of technical data, computer software, laboratory prototypes and other commodities, and REGENTS’ obligations under this Agreement are

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contingent on compliance with such laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE will not export such technical data and/or commodities to certain foreign countries without prior approval of such agency. REGENTS neither represents that a license will not be required nor that, if required, it will be issued.

21.	GOVERNMENT APPROVAL OR REGISTRATION

21.1

If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE will assume all legal obligations to do so. LICENSEE will notify REGENTS if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. LICENSEE will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

22.	ASSIGNMENT

22.1

This Agreement is binding upon and shall inure to the benefit of REGENTS, its successors and assigns. This Agreement will be personal to LICENSEE and assignable by LICENSEE only with the written consent of REGENTS, except that LICENSEE may freely (without the written consent of REGENTS) assign this Agreement to an acquirer of all or substantially all of LICENSEE’s stock, assets or business.

22.2

If LICENSEE assigns this AGREEMENT, then upon execution of the assignment, LICENSEE will (i) provide REGENTS with updated contact information for Paragraph 19.1a of this AGREEMENT, and (ii) pay REGENTS [***] United States Dollars ($[***]) within [***] ([***]) days of the execution of this assignment, otherwise the assignment will be void. This assignment fee will be waived if REGENTS equity in LICENSEE provided under 5.1 has been sold by REGENTS for more than [***] United States Dollars ($[***]). This assignment fee will also be waived if the LICENSEE pays the [***] United States Dollars ($[***]) due under 5.4.

23.	NOTICES

23.1

All notices under this Agreement will be deemed to have been fully given and effective when done in writing and delivered in person, or mailed by registered or certified U.S. mail, or deposited with a carrier service requiring signature by recipient, and addressed as follows:

To REGENTS:	[***]
Attn.: [***]

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To LICENSEE:	Berkeley Lights, Inc.
[***]
Attn.: [***]

Either party may change its address upon written notice to the other party.

24.	LATE PAYMENTS

24.1

If monies owed to REGENTS under this Agreement are not received by REGENTS when due, LICENSEE will pay to REGENTS interest charges at a rate of [***] percent ([***]%) per annum. Such interest will be calculated from the date payment was due until actually received by REGENTS. Such accrual of interest will be in addition to, and not in lieu of, enforcement of any other rights of REGENTS related to such late payment. Acceptance of any late payment will not constitute a waiver under Article 25 (Waiver) of this Agreement.

25.	WAIVER

25.1

The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party. None of the terms and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

26.	CONFIDENTIALITY

26.1

Each party will hold the other party’s proprietary business and technical information, patent prosecution material and other proprietary information, including the negotiated terms of this Agreement, in confidence and against disclosure to third parties with at least the same degree of care as it exercises to protect its own data and license agreements of a similar nature. This obligation will expire [***] ([***]) years after the termination or expiration of this Agreement.

26.2	Nothing contained herein will in any way restrict or impair the right of LICENSEE or REGENTS to use, disclose, or otherwise deal with any information or data which:

(a)

at the time of disclosure to a receiving party is generally available to the public or thereafter becomes generally available to the public by publication or otherwise through no act of the receiving party;

(b)	the receiving party can show by written record was in its possession prior to the time of disclosure to it hereunder and was not acquired directly or indirectly from the disclosing party;

(c)	is independently made available to the receiving party without restrictions as a matter of right by a third party; or

(d)	is subject to disclosure under the California Public Records Act or other requirements of law.

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Furthermore, LICENSEE may disclose the terms of this Agreement to third parties in connection with bona fide discussions regarding a potential FINANCING EVENT or acquisition transaction involving LICENSEE, provided that such parties are bound by obligations commensurate with those set forth in this section to maintain the confidentiality of this Agreement.

26.3

REGENTS will be free to release to the inventors and senior administrators employed by REGENTS the terms and conditions of this Agreement upon their request. If such release is made, REGENTS will inform such employees of the confidentiality obligations set forth above and will request that they do not disclose such terms and conditions to others. Should a third party inquire whether a license to REGENTS’ PATENT RIGHTS is available, REGENTS may disclose the existence of this Agreement and the extent of the grant in Articles 3 and 4 to such third party, but will not disclose the name of LICENSEE unless LICENSEE has already made such disclosure publicly, except where REGENTS is required to release information under either the California Public Records Act or other applicable law, provided REGENTS gives prior written notice to LICENSEE of such disclosure.

26.4

LICENSEE and REGENTS agree to destroy or return to the disclosing party proprietary information received from the other in its possession within [***] ([***]) days following the effective date of termination of this Agreement. However, each party may retain one copy of proprietary information of the other solely for archival purposes in non-working files for the sole purpose of verifying the ownership of the proprietary information, provided such proprietary information will be subject to the confidentiality provisions set forth in Article 26.1. LICENSEE and REGENTS agree to provide each other, within [***] ([***]) days following termination of this Agreement, with a written notice that proprietary information has been returned or destroyed.

27.	FORCE MAJEURE

27.1

Except for LICENSEE’s obligation to make any payments to REGENTS hereunder, the parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties’ respective obligations hereunder will resume.

28.	SEVERABILITY

28.1

The provisions of this Agreement are severable, and in the event that any provision of this Agreement will be determined to be invalid or unenforceable under any controlling body of law, such invalidity or enforceability will not in any way affect the validity or enforceability of the remaining provisions hereof.

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29.	APPLICABLE LAW; VENUE; ATTORNEYS’ FEES

29.1

THIS AGREEMENT WILL BE CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, excluding any choice of law rules that would direct the application of the laws of another jurisdiction, but the scope and validity of any patent or patent application under REGENTS’ PATENT RIGHTS will be determined by the applicable law of the country of such patent or patent application. Any legal action brought by the parties relating to this Agreement will be conducted in [***]. The prevailing party in any legal action under this Agreement will be entitled to recover its reasonable attorneys’ fees in addition to its costs and necessary disbursements.

30.	ELECTRONIC COPY

30.1

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.”

31.	SCOPE OF AGREEMENT

31.1

This Agreement (except for the Confidentiality Agreement dated [***] which will continue to the extent it is not inconsistent with this Agreement) incorporates the entire agreement between the parties with respect to the subject matter hereof, and this Agreement may be altered or modified only by written amendment duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		BERKELEY LIGHTS, INC.

By	/s/ Curt Theisen	By	/s/ Igor Khandros
Printed Name	Curt Theisen	Printed Name	Igor Khandros
Title	Associate Director Office of Technology Licensing	Title	CEO
Date	10/27/11	Date	10/27/11

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